SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2008

                             Campello Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Maryland                    001-34191            Being Applied For
----------------------------      ---------------------  ----------------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
      of incorporation)                                   Identification No.)



1265 Belmont Street, Brockton, Massachusetts                       02301
---------------------------------------------               ------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (508) 587-3210


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 8.01.  Other Events.

     On October 17, 2008, Campello Bancorp, Inc. (the "Company") issued a press release announcing the expiration of its subscription offering and the extension of its community offering until October 30, 2008. The Company also announced increased maximum purchase limitations under its Plan of Conversion and Reorganization. Finally, the Company announced it intends to close the offering between the minimum and the midpoint of the offering range.

     A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                           99              Press Release, dated October 17, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CAMPELLO BANCORP, INC.


DATE:  October 17, 2008                By: /s/ David W. Curtis
                                           ------------------------------------
                                           David W. Curtis
                                           President and Chief Executive Officer